THE VANTAGEPOINT FUNDS

Supplement dated January 2, 2008 to the Prospectus dated May 1, 2007 as revised October 30, 2007 and supplemented November 9, 2007

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

Inflation Protected Securities Fund – Investment Subadvisers
The following should be read in conjunction with the information relating to Pacific Investment Management Company (“PIMCO”) found on page 7 of the Prospectus:

John B. Brynjolfsson no longer serves as portfolio manager of the Inflation Protected Securities Fund. Mihir Worah, Executive Vice President of PIMCO, now serves as a portfolio manager to the Fund. Mr. Worah joined PIMCO in 2001 as a member of the Analytics team. He became a portfolio manager at PIMCO in 2003 and was promoted to Executive Vice President of PIMCO in 2006.

Equity Income Fund – Investment Subadvisers
The following should be read in conjunction with the information relating to Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) found on page 11 of the Prospectus:

Richard Englander no longer serves as a co-portfolio manager of the Equity Income Fund. Mark Giambrone now serves as co-portfolio manager of the Fund with Robert Chambers. Mr. Giambrone joined Barrow Hanley in December 1998 and became a principal of the firm in 2000. For the past five years, Mr. Giambrone has served as a portfolio manager at Barrow Hanley.

Growth Fund and Select Value Fund – Investment Subadvisers
The following should be read in conjunction with the information relating to Goldman Sachs Asset Management, L.P. (“GSAM”) found on pages 16 and 18 of the Prospectus:

Melissa Brown no longer serves as co-portfolio manager of the Growth and Select Value Funds. Mark Carhart now serves as a portfolio manager of the Fund with Robert C. Jones, Co-Chief Investment Officer-Quantitative Investment Strategies Group. Mr. Carhart has served as Co-Chief Investment Officer-Quantitative Investment Strategies Group and Managing Director of GSAM since December 2006. He has been with GSAM since 1997 and served as Co-Chief Investment Officer-Quantitative Strategies Group from 1998 to December 2006.

500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund and Overseas Equity Index Fund – Investment Subadvisers
The following should be read in conjunction with the information relating to Mellon Capital Management Corporation found on pages 32, 34, 36, and 38, respectively,of the Prospectus:

Susan Ellison no longer serves as a portfolio manager of the 500 Stock Index, Broad Market Index, Mid/Small Company Index and Overseas Equity Index Funds. Richard Bown and Karen Wong continue to be jointly and primarily responsible for making investment decisions for these Funds.

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